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USAA EXTENDED MARKET INDEX FUND
SUPPLEMENT DATED JULY 23, 2014
TO THE FUND'S PROSPECTUS
DATED MAY 1, 2014

This Supplement updates certain information contained in the above-dated prospectus for the USAA Extended Market Index Fund (the Fund). Please review this important information carefully.

Effective July 1, 2014, the subadvisory agreement between BlackRock Advisors, LLC (BlackRock) and BlackRock Investment Management, LLC (BIM) with respect to the Fund expired. BlackRock will remain as the investment adviser to the Fund and will provide investment advisory services to the Fund pursuant to the applicable investment advisory agreement currently in effect with BlackRock. The same portfolio management team will continue to manage the Fund, and there will be no change in the advisory fee rates payable by the Fund to BlackRock as a result of the expiration of the subadvisory agreement.

References in the Fund’s prospectus and Statement of Additional Information to BIM currently serving as a subadviser to the Fund are hereby deleted.

For purposes of this supplement and where applicable, the term “Fund” may refer to the master portfolio in which the Fund invests its assets.

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